SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    April 30, 2003

Specialty Laboratories, Inc.

(Exact name of registrant as specified in charter)

California	001-16217	95-2961036
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2211 Michigan Avenue, Santa Monica, California	90404
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code       (310) 828-6543

(Former name or former address, if changed since last report.)

ITEM 9                        REGULATION FD DISCLOSURE

On April 30, 2003, Specialty Laboratories, Inc. (the “Registrant”) filed its Quarterly Report on Form 10-Q for the quarter ended March 31, 2003 (the “Report”) with the Securities and Exchange Commission.  Accompanying such Report were certifications of Specialty Laboratories Inc.’s Chief Executive Officer, Douglas S. Harrington, and Chief Financial Officer, Frank J. Spina, pursuant to 18 U.S.C. § 1350 adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.  The text of each of these certifications is set forth below:

Certification of Chief Executive Officer and Chief Financial Officer
pursuant to 18 U.S.C. § 1350 adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

I, Douglas S. Harrington, Chief Executive Officer of Specialty Laboratories, Inc. (the “Company”), certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The report of the Company on Form 10-Q for the quarterly period ending March 31, 2003, as filed with the Securities and Exchange Commission (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ Douglas S. Harrington

Douglas S. Harrington
Chief Executive Officer
April 30, 2003

I, Frank J. Spina, Chief Financial Officer of Specialty Laboratories, Inc. (the “Company”), certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The report of the Company on Form 10-Q for the quarterly period ending March 31, 2003, as filed with the Securities and Exchange Commission (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ Frank J. Spina

Frank J. Spina
Chief Financial Officer
April 30, 2003

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Specialty Laboratories, Inc.

Date: April 30, 2003	By: /s/ FRANK J. SPINA
Frank J. Spina,
Chief Financial Officer